                                 EXHIBIT 10.17





                                LEASE AGREEMENT

                                    Between

                             LEWIS PROPERTIES, INC.,
                                          as Lessor


                                      And


                        COLLINS FOODS INTERNATIONAL, INC.,
                                          as Lessee




                           Dated as of September 5, 1972




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                               TABLE OF CONTENTS


Paragraph                                                                 Page
---------                                                                 ----
     1.      Demise of Premises.........................................    1
     2.      Certain Definitions........................................    2
     3.      Title and Condition........................................    3
     4.      Use of Leased Premises; Quiet Enjoyment....................    3
     5.      Terms......................................................    4
     6.      Rent.......................................................    5
     7.      Net Lease; Non-Terminability...............................    6
     8.      Taxes and Assessments; Compliance With Law.................    7
     9.      Liens......................................................    9
    10.      Indemnification............................................   10
    11.      Maintenance and Repair.....................................   11
    12.      Alterations................................................   13
    13.      Insurance..................................................   14
    14.      Condemnation and Casualty..................................   17
    15.      Economic Abandonment.......................................   21
    16.      Procedure Upon Purchase....................................   25
    17.      Assignment and Subletting..................................   26
    18.      Permitted Contests.........................................   27
    19.      Conditional Limitations; Default Provisions................   29
    20.      Additional Rights of Lessor................................   34
    21.      Notices, Demands and Other Instruments.....................   36
    22.      Estoppel Certificate.......................................   36
    23.      Lessee's Option to Purchase................................   37
    24.      No Merger..................................................   37
    25.      Surrender..................................................   38
    26.      Separability...............................................   38
    27.      Binding Effect.............................................   39
    28.      Table of Contents; Headings................................   39
    29.      Governing Law..............................................   39
    30.      Schedules..................................................   39

    LEASE AGREEMENT, dated as of September 5, 1972, between LEWIS PROPERTIES, INC., a Delaware corporation (herein called Lessor), having an address at c/o The Prentice Hall Corporation System, Inc., 229 South State Street, Dover, Delaware 19901 and COLLINS FOODS INTERNATIONAL, INC., a California corporation, (herein, together with any corporation succeeding thereto by consolidation, merger or acquisition of its assets substantially as an entirety, called Lessee), having an address at 12731 West Jefferson Boulevard, Los Angeles, California 90066.

    1. DEMISE OF PREMISES. (A) In consideration of the rents and covenants herein stipulated to be paid and performed, Lessor hereby demises and lets to Lessee, and Lessee hereby demises and lets from Lessor, for the respective terms hereinafter described, the fourteen separate premises consisting of (i) the parcels of land described in Schedule A hereto, (ii) all improvements constructed and to be constructed on such parcels, and (iii) all easements, rights and appurtenances relating to such parcels upon the terms and conditions hereinafter specified.

    (b) This Lease, although executed and delivered as a composite instrument for convenience, constitutes a separate lease between Lessor and Lessee of each of the separate premises referred to in paragraph 1(a), and all provisions hereof shall be applicable separately to each of said premises, with the same effect as if a separate lease with respect thereto had been executed and delivered by Lessor and Lessee. If any such separate lease shall be terminated or extended pursuant to any provision hereof, such termination or extension shall have no effect upon the remaining leases and an appropriate notation of such termination or extention shall be made upon Schedules A, B and C hereto at the request of Lessor or Lessee. Upon request of Lessor or Lessee,


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a separate lease or any of the separate premises, in the same form as this
Lease except for such mutually satisfactory modifications as shall be required by the fact that such lease relates to only such separate premises, will be executed and delivered by Lessor and Lessee. Lessor and Lessee will execute and deliver, with respect to some or all of the separate premises referred to in paragraph 1(a), a memorandum of lease for the purpose of recording, which will be in a form sufficient for such purpose.

    2. CERTAIN DEFINITIONS. (a) Unless otherwise expressly stated or necessarily required by the context, the term "this Lease" means the separate lease of one of the separate premises, as provided in paragraph 1(b); and the term "Leased Premises" means the parcel or parcels of land described in Schedule A hereto, all improvements constructed and to be constructed thereon, and all easements, rights and appurtenances relating thereto, which are demised and let by such separate lease.

    (b) The term "Assignment" means the Assignment of Lease and Agreement, dated as of September 5, 1972, from Lessor and Lessee to the Mortgagee relating to these Leases as such Assignment may be amended or supplemented from time to time.

    (c) The term "Mortgage" means the Mortgage and the Deeds of Trust, each dated as of September 5, 1972, covering the Leased Premises from Lessor as Mortgager to the Mortgagee, as mortgagee or beneficiary, as the case may be.

    (d) The term "Mortgagee" means Massachusetts Mutual Life Insurance Company and any successors or assigns of Mortgagee's interest in the Mortgage.


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                                     112
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          (e) The term "Kotos" means the 9 1/2 Secured Notes of Lessor secured by the Mortgage and any evidence of indebtedness issued in exchange therefor or in replacement thereof.

          3. TITLE AND CONDITION. The Leased Premises are demised and let subject to (a) the rights of any parties in possession thereof and the existing state of the title thereof as of the commencement of the term of this Lease, (b) any state of facts which an accurate survey or physical inspection thereof might show, (c) all zoning regulations, restrictions, rules and ordinances, building restrictions and other laws and regulations now in effect or hereafter adopted by any governmental authority having jurisdiction, and (d) with respect to buildings, structures and other improvements located on the Leased Premises, in their condition as of the commencement of the term of this Lease, without representation or warranty by Lessor. Lessee represents to Lessor that Lessee has examined the title to the Leased Premises prior to the execution and delivery of this Lease and has found the same to be satisfactory for all purposes hereof.

          4. USE OF LEASED PREMISES: QUIET ENVIRONMENT. (a) Lessee may occupy and use the Leased Premises for any lawful purpose.

          (b) If and so long as Lessee shall observe and perform all covenants, agreements and obligations required by it to be observed and performed hereunder, Lessor warrants peaceful and quiet occupation and enjoyment of the Leased Premises by Lessee; provided, that Lessor and its agents may enter upon and examine the Leased Premises at reasonable times. Any failure by Lessor to comply with the foregoing covenant shall not give Lessee any right to cancel or terminate this Lease, or to abate, reduce or make deduction from or offset against any Basic Rent, as hereinafter defined, or additional rent or other sum payable under this Lease, or to fail to perform or observe any other covenants, agreements or obligations of Lessee hereunder except that, without in any way limiting the foregoing and without limiting the rights of the Mortgagee or Lessor, this provision shall not prevent Lessee from seeking injunctive relief for any such failure of Lessor to comply with its covenant of quiet enjoyment. The Mortgage shall be subject to this Lease and the rights of Lessee hereunder.

          5. TERMS. Subject to the terms, covenants, agreements and conditions contained herein, Lessee shall have and hold the Leased Premises for (a) an interim term (herein called the Interim Term) commencing on November 8, 1972 and ending at midnight on December 31, 1972, and (b) a primary term (herein called the Primary Term) commencing on January 1, 1973 and ending at midnight on December 31, 1997. Thereafter, Lessee shall have the right and option to extend this Lease for three consecutive extended terms of five years each (herein called the Extended Terms) unless and until this Lease shall be sooner terminated pursuant to the terms of this Lease. The first such Extended Term shall commence on the day immediately succeeding the expiration date of the Primary Term and shall end at midnight of the day immediately preceding the fifth anniversary of the first day of such Term. Each subsequent Extended Term shall commence on the day immediately succeeding the expiration date of the next preceding Extended Term, and shall end at mid-night on the day immediately preceding the fifth anniversary of the first day of such Term. Lessee may, at any time at least 190 days prior to the end of the term of this Lease then in effect, by giving notice to Lessor, exercise any, all or one or more of its three options to extend the term of this Lease provided that all such Terms so extended shall consecutively follow a then existing Term. The giving of such written notice by Lessee to Lessor shall automatically extend this Lease for such Extended Term or Terms and no instrument of renewal need be executed. In the event that Lessee fails to give such notice to Lessor, this Lease shall automatically terminate at the end of the Term of this Lease then in effect and Lessee shall have no further option to extend this Lease. In the event that Lessee does not exercise its option to extend the term of this Lease for an Extended Term, as provided in this paragraph 5, then Lessor shall have the right during the remainder of the term of this Lease then in effect to advertise the availability of the Leased Premises for sale or for reletting and to erect upon the Leased Premises signs indicating such availability; provided, that such signs do not unreasonably interfere with the use of the Leased Premises by Lessee.

          6. RENT. (a) Lessee covenants to pay to Lessor, as instalments of rent for the Leased Premises during the term of this Lease, the respective amounts set forth in Schedule B hereto (herein called the Basic Rent) on the dates set forth in said Schedule (herein called the Basic Rent Payments Dates), and to say the same at Lessor's address set forth above or at such other place within the continental United States or to such other person as Lessor from time to time may designate to Lessee in writing, in lawful money of the United States of America.

          (b) Lessee covenants to pay and discharge when the same shall become due, as additional rent, all other amounts, liabilities and obligations which Lessee assumes or agrees to pay or discharge pursuant to this Lease (except that amounts payable as the purchase price for the Leased Premises or any part thereof pursuant to any provision of this Lease and amounts payable as liquidated damages pursuant to paragraph 19 shall not constitute additional rent), together with every fine, penalty, interest and cost which may be added for non-payment or late payment thereof. In the event of any failure by Lessee to pay or discharge any of the foregoing, Lessor shall have all rights, powers and remedies provided herein, by law or otherwise in the case of non-payment of Basic Rent. Lessee will also pay to Lessor on demand as additional rent, interest at the rate of 10% per annum on all overdue instalments of Basic Rent and on all overdue amounts of additional rent relating to obligations which Lessor shall have paid on behalf of Lessee, in either case, from the due date thereof until paid in full.

          7. NET LEASE; NON-TERMINABILITY. (a) This is a net lease and the Basic Rent, additional rent and all other sums payable hereunder by Lessee, whether as the purchase price for the Leased Premises or otherwise, shall be paid without notice or demand, and without set-off, counterclaim, abatement, suspension, deduction or defense.

          (b) This Lease shall not terminate, nor shall Lessee have any right to terminate this Lease (except as otherwise expressly provided in paragraph 14(b), 15 or 23 of this Lease), nor shall Lessee be entitled to any abatement or reduction of rent hereunder, nor shall the obligations of Lessee under this Lease be affected, by reason of (i) any damage to or the destruction of all or any part of the Leased Premises from whatever cause, (ii) the taking of the Leased Premises or any portion thereof by condemnation, requisition or otherwise for any reason, (iii) the prohibition, limitation or restriction of Lessee's use of all or any part of the Leased Premises, or any interference with such use, (iv) any eviction by paramount title or otherwise, (v) Lessee's acquisition or ownership of all or any part of the Lease Premises otherwise than pursuant to an express provision of this Lease, (vi) any default on the part of Lessor under this Lease, or under any other agreement to which Lessor and Lessee may be parties, or (vii) any other cause whether similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding. It is the intention of the parties hereto that the obligations of Lessee hereunder shall be separate and independent covenants and agreements, that the Basic Rent, the additional rent and all other sums payable by Lessee hereunder shall continue to be payable in all events and that the obligations of Lessee hereunder shall continue unaffected, unless the requirement to pay or perform the same shall have been terminated pursuant to an express provision of this Lease.

          (c) Lessee agrees that it will remain obligated under this Lease in accordance with its terms, and that it will not take any action to terminate, rescind or avoid this Lease, notwithstanding (i) the bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding-up or other proceeding affecting Lessor or any assignee or Lessor in any such proceeding and (ii) any action with respect to this Lease which may be taken by any trustee or receiver of Lessor or of any assignee of Lessor in any such proceeding or by any court in any such proceeding.

          (d) Lessee waives all rights which may now or hereafter be conferred by law (i) to quiz, terminate or surrender this Lease or the Leased Premises or any part thereof, or (ii) to any abatement, suspension, deferment or reduction of the Basic Rent, additional rent or any other sums payable under this Lease, except as otherwise expressly provided herein.

          8. TAXES AND ASSESSMENTS; COMPLIANCE WITH LAW. (a) Lessee shall pay, when due: (i) all taxes, assessments (including assessments for benefits from public works or improvements, whether or not begun or completed prior to the commencement of the term of this Lease and whether or not to be completed within said term), levies, fees, water and sewer rents and charges, and all other governmental charges, general and special, ordinary and extraordinary, and whether or not the same shall have been within the express contemplation of the parties hereto, together with any interest or penalties thereon, which are, at any time, imposed or levied upon or assessed against (A) the Leased Premises or any part thereof, (B) any Basic Rent,


                                       7

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

any additional rent reserved or payable hereunder or any other sums payable by Lessee hereunder, (C) this Lease or the leasehold estate hereby created or which arise in respect of the operation, possession, occupancy or use thereof, (ii) any gross receipts or similar taxes imposed or levied upon, assessed against or measured by the Basic Rent, such additional rent or such other sums payable by Lessee hereunder, (iii) all sales and use taxes which may be levied or assessed against or payable by Lessor or Lessee on account of the acquisition, leasing or use of the Leased Premises or any portion thereof and (iv) all charges for water, gas, light, heat, telephone, electricity, power and other utility and communications services rendered or used on or about the Leased Premises. Notwithstanding the foregoing provisions of this paragraph 8(a), Lessee shall not be required to pay any franchise, corporate, estate, inheritance, succession, transfer, income, profits or revenue taxes of Lessor (other than any gross receipts or similar taxes imposed or levied upon, assessed against or measured by the Basic Rent, additional rent or any other sums payable by Lessee hereunder) unless any such tax, assessment, charge or levy is imposed or levied upon or assessed against Lessor in substitution for or in place of any other tax, assessment, charge or levy referred to in this paragraph 8(a). Lessee agrees to furnish to Lessor, within 30 days after written demand therefor, proof of the payment of all such taxes, assessments, levies, fees, rents and charges and all such utility and communication charges which are payable by Lessee as provided in this paragraph 8(a). In the event that any assessment levied or assessed against the Leased Premises becomes due and payable during the Interim, Primary or any Extended Term and may be legally paid in instalments, Lessee shall have the option to pay such assessment in instalments,


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

and in such event, Lessee shall be liable only for these instalments which become due and payable during the Interim, Primary and such Extended Term.

          (b) Lessee shall, at its expense, comply with and shall cause the Leased Premises to comply with all governmental statutes, laws, rules, orders, regulations and ordinances affecting the Leased Premises or any part thereof, or in use thereof, including those which require the making of any structural, unforeseen or extraordinary changes, whether or not any of the same, which may hereafter be enacted, involve a change of policy on the part of the governmental body enacting the same. Lessee shall, at its expense, comply with the requirements of all policies of insurance which at any time may be in force with respect to the Leased Premises, and with the provisions of all contracts, agreements and restrictions affecting the Leased Premises or any part thereof or the ownership, occupancy or use thereof.

          9. LIENS. Lessee will not, directly or indirectly, create or permit to be created or to remain, and will promptly discharge, at its expense, any mortgage, lien, encumbrance or charge on, pledge of, or conditional sale or other title retention agreement with respect to, the Leased Premises or any part thereof or Lessee's interest therein or the Basic Rent, additional rent or other sums payable by Lessee under this Lease, other than the Mortgage, Permitted Exceptions as defined in the Mortgage and any mortgage, lien, encumbrance or other charge created by or resulting from any act of Lessor. The existence of any mechanic's,


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                                     119
laborer's, materialman's, supplier's or vendor's lien, or any right in respect thereof, shall not constitute a violation of this paragraph 9 if payment is not yet due upon the contract or for the goods or services in respect of which any such lien has arisen. Nothing contained in this Lease shall be construed as constituting the consent or request of Lessor, expressed or implied, of any contractor, subcontractor, laborer, materialman or vendor to or for the performance of any labor or services or the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Leased Premises or any part thereof. Notice is hereby given that Lessor will not be liable for any labor, services or materials furnished or to be furnished to Lessee, or to anyone holding the Leased Premises or any part through or under Lessee, and that no mechanic's or other liens for any such labor, services or materials shall attach to or affect the interest of Lessor in and to the Leased Premises.

          10. INDEMNIFICATION. Lessee agrees to pay, and to protect, indemnify and save harmless Lessor from and against any and all liabilities, losses, damages, costs, expenses (including all reasonable attorneys' fees and expenses of Lessee and Lessor), causes of action, suits, claims, demands or judgments of any nature whatsoever (other than losses, damages, costs, expenses, causes of actions, suits, claims, demands or judgments caused by Lessor, its agents or employees) arising from (i) any injury to, or the death of, any person or any damage to property on the Leased Premises or upon adjoining sidewalks, streets or ways, or in any manner growing out of or connected with the use, non-use, condition or occupation of the Leased Premises or any part thereof or resulting from the condition thereof or of adjoining sidewalks, streets or ways, (ii)


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violation of any agreement or condition of this Lease, and (iii) violation by
Lessee of any contract or agreement to which Lessee is a party or any restriction, statute, law, ordinance or requisition, in each case affecting the Leased Premises or any part thereof or the ownership, occupancy or use thereof.

          11. MAINTENANCE AND REPAIR. (a) Lessee acknowledges that it has received the Leased Premises in good order and condition. Lessee agrees that it will, at its expense, keep and maintain the Leased Premises, including any altered, rebuilt, additional or substituted buildings, structures and other improvements thereto in good repair and appearance, except for ordinary wear and tear, and will with reasonable promptness make all structural and non-structural, foreseen and unforeseen, and ordinary and extraordinary changes and repairs of every kind and nature which may be required to be made upon or in connection with the Leased Premises or any part thereof in order to keep and maintain the Leased Premises in such good repair and appearance. Lessor shall not be required to maintain, repair or rebuild, or to make any alterations, replacements or renewals of any nature or description to the Leased Premises or any part thereof, whether ordinary or extraordinary, structural or non-structural, foreseen or unforeseen, or to maintain the Leased Premises or any part thereof in any way, and Lessee hereby expressly waives the right to make repairs as the expense of Lessor, which right may be provided for in any statute or law in effect at the time of the execution and delivery of this Lease or any other statute or law which may thereafter be enacted.


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          (b) In the event that any buildings, structures or other
improvements to the Leased Premises, whether situated upon the Leased
Premises at the commencement of this Lease or thereafter constructed thereon, shall encroach upon any property, street or right-of-way adjoining or adjacent to the Leased Premises, or shall violate the agreements or conditions contained in any restrictive covenant affecting the Leased Premises or any part thereof, or shall hinder or obstruct any easement or right-of-way to which the Lease Premises are subject or shall impair the rights of others under any such easement or right-of-way, then, promptly after written request of Lessor or of any person affected by any such encroachment, violation, hindrance, obstruction or impairment. Lessee shall, at its expense, either
(i) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation, hindrance, obstruction or impairment, whether the same shall affect Lessor, Lessee or both, or (ii) make such changes in the buildings, structures and other improvements to the Leased Premises and take such other action as shall be necessary to remove such encroachments, hindrances or obstructions and to end such violations or impairments, including if necessary the alteration or removal of any building, structure or other improvement to the Leased
Premises. Any such alteration or removal shall be made in conformity with the requirements of paragraph 12(a), in the case of any such removal, to the same extent as if removals were alterations under the provisions of paragraph 12(a).


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          12. ALTERATIONS. (a) Lessee may, at its expense, make additions to and alterations of the buildings, structures or other improvements to the Leased Premises, and Lessee may make substitutions and replacements for the same on the Leased Premises, provided, that (i) the market value of the Leased Premises shall not thereby be lessened, (ii) the foregoing actions shall be performed in a good and workmanlike manner, and (iii) such additions, alterations, substitutions and replacements shall be expeditiously completed in compliance with all laws, ordinances, orders, rules, regulations and requirements applicable thereto. All work done in connection with each such addition, alteration, substitution or replacement shall comply with the requirements of any insurance policy required to be maintained by Lessee hereunder and with the orders, rules and regulations of the National Fire Protection Association or any other body exercising similar functions. Lessee shall promptly pay all costs and expenses of each such addition, alteration, substitution or replacement and shall discharge all liens filed against the Leased Premises arising out of the same. Lessee shall procure and pay for all permits and licenses required in connection with any such addition, alteration, substitution or replacement.

          (b) Lessee may, at its expense, (i) construct upon the Leased Premises any additional buildings, structures or other improvements and (ii) install, assemble or place upon the Leased Premises any items of machinery, equipment, trade fixtures or signs used or useful in Lessee's business, in each case upon compliance with all the terms and conditions set forth in paragraph 12(a). All such buildings, structures and other improvements shall be and remain part of the realty and the property of the Lessor and subject to this Lease. Such machinery, equipment, trade fixtures and signs (other than machinery and equipment necessary in connection with the operation or maintenance of the


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                                      123

Leased Premises as such, without regard to the nature of the business conducted therein shall be and remain the property of Lessee. Lessee may remove the same from the Leased Premises at any time prior to the expiration or earlier termination of this Lease, provided that Lessee shall be required to repair any damage to the Leased Premises resulting from such removal.


            13.    INSURANCE.   (a)  Lessee will maintain, at its expense,
insurance on the Leased Premises of the following character:

     (i) Insurance against loss or damage by fire, lightning and other risks from time to time included under "extended coverage" policies, in amounts sufficient to prevent Lessor or Lessee from becoming a coo-insurer of any loss under the applicable policies but in any event in amounts not less than 100s of the full insurable value of the Lease Premises. The term "full insurable value", as used herein, means actual replacement value loss physical depreciation.

     (ii) General public liability insurance against claims for bodily injury, death or property damage occurring on, in or about the Leased Premises and the adjoining streets, sidewalks and passageways, such insurance to afford protection to Lessor of not less that $500,000 with respect to bodily injury or death to any one person, not less than $1,000,000 with respect to any one resident, and not less than $250,000 with respect to property damage. Policies for such insurance shall be for the mutual benefit of Lessor, Lessee and the Mortgages.

    (iii) Workmen's compensation insurance covering all persons employed in connection with any work done on or about the Leased Premises with respect to which claims for death of bodily injury could be asserted against Lessor, Lessee or the Leased Premises, or in lieu of such workman's compensation insurance, a program of self-insurance complying with the rules, regulations and requirements of the appropriate state agency of the state in which the Leased Premises are situated from time to time in force.

     (iv) Such other insurance on the Leased Premises in such amounts and against such other insurable hazards which at the time are usually obtained in the ease of property similar to the Leased Premises, including war-risk insurance when and to the extent obtainable from the United States Government or any agency thereof.


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Every policy which Lessee is obligated to carry under the terms of paragraph
13(a) shall contain an agreement by the insurer that it will not cancel such policy except after 10 days' prior written notice to Lessor and the Mortgagee and that any loss otherwise payable thereunder shall be payable notwithstanding any act or negligence of Lesser or Lessee which might, absent such agreement, result in a forfeiture of all or a part of such insurance payment and notwithstanding (i) the occupation or use of the Leased Premises for purposes more hazardous than permitted by the terms of such policy, (ii) any foreclosure or other action or proceeding taken by the Mortgagee pursuant to any provision of the Mortgage upon the happening of an Event of Default, as defined therein, or (iii) any change in title or ownership of the Leased Premises.

     (d) Lessee shall deliver to Lessor upon the execution and delivery of this Lease, the original or duplicate policies or certificates of the insurers, satisfactory to the Mortgagee, evidencing all the insurance which is required to be maintained by Lessee hereunder, and Lessee shall, within 30 days prior to the expiration of any such insurance, deliver other original or duplicate policies or other certificates of the insurers evidencing the renewal of such insurance. Should Lessee fail to effect, maintain or renew any insurance provided for in this paragraph 13, or to pay the premium therefor, or to deliver to Lessor any of such policies or certificates, then and is any of said events Lessor, at its option, but without obligation so to do, may, upon 5 days' notice to Lessee, procure such insurance. Any sums expended by Lessor to procure such insurance shall be additional rent hereunder and shall be repaid by Lessee within 5 days following the date on which such expenditure shall be made be Lessor.


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     (e)  Lessee shall not obtain or carry separate insurance concurrent in form or contributing in the event of loss with that required in this paragraph 13 to be furnished by Lessee unless Lessor is included therein as a named insured, with loss payable as in this Lease provided. Lessee shall immediately notify Lessor when ever any such separate insurance is obtained and shall deliver to Lessor the policies or certificates evidencing the same.

     (f) Anything contained in this paragraph 13 to the contrary notwithstanding, any and all insurance which Lessee is obligated to carry pursuant to paragraph 13(a) may be carried under a "blanket" policy or policies covering other properties or liabilities of Lessee, provided, that such "blanket" policy or policies otherwise comply with the provisions of this paragraph 13.

     14. CONDEMNATION AND CASUALTY. (a) Subject to the rights of Lessee hereinafter set forth in this paragraph 14, Lessee hereby irrevocably assigns to Lessor any award or payment to which Lessee any be or become entitled by reason of any taking of the Leased Premises or any part thereof in or by condemnation or other eminent domain proceedings pursuant to any law, general or special, or by reason of the temporary requisition of the use or occupancy of the Leased Premises or any portion thereof by any governmental authority, civil or military, whether the same shall be paid or payable in respect of Lessee's leasehold interest hereunder or otherwise. For the purpose of this Lease, all payments made pursuant to any agreement with any condemning authority, in settlement of or under threat of any condemnation or other eminent domain proceedings affecting the Leased Premises, shall be deemed to constitute an award made in such proceeding. Such award less any expenses incurred in collecting such award is hereinafter called the Net Award. Lessor shall be entitled to participate in any such proceeding at Lessee's expense if, in the reasonable opinion of Lessor, Lessor's


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Participation is desirable or Lessee is not proceeding in a reasonably prudent manner.

          (b) If (i) the entire Leased Premises shall be taken in or by condemnation or other eminent domain proceedings pursuant to any law, general or special, (ii) any substantial portion of the Leased Premises, which is sufficient to render the remaining portion thereof unsuitable for continued use or occupancy in the business operations of Lessee and any affiliate of Lessee, shall be taken in or by such proceedings, or (iii) the Leased Premises shall be substantially damaged or destroyed in any single casualty so that the Leased Premises shall be unsuitable for restoration for continued use or occupancy in the business operations of Lessee, and any affiliate of Lessee, then Lessee shall, in the event of the circumstances contemplated by subparagraph 14(b)(i) or 14(b)(ii), and Lessee may, at its option, in the event of the circumstances contemplated by subparagraph 14(b)(iii), in lieu of rebuilding, replacing or repairing the Leased Premises, give notice to Lessor, within 30 days after such taking or the occurrence of such damage or destruction of Lessee's intention to terminate this Lease on any business day specified in such notice which occurs not less thant 60 days nor more than 90 days after the giving of such notice. In the event of the circumstances contemplated by subparagraph 14(b)(ii) or 14(b)(iii), such notice shall be accompanied by a certificate of Lessee, signed by the President or any Vice President thereof, stating that, in the judgment of the Lessee, the Leased Premises are unsuitable for continued use and occupancy-in the business operations of Lessee and any affiliate of Lessee, by reason of such taking or such damage or destruction, as the case may be. If such date for termination occurs during the Primary Term, as a part of such notice Lessee shall give its irrevocable offer to purchase the Leased Premises, or the portion of the Leased Premises remaining after such


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taking, or, in the case of the taking of the entire Leased Premises, to purchase the Net Award payable in connection with such taking, or the right to receive the same when made if no payment therefor has yet been made, at a price determined in accordance with Schedule C hereto. If either (1) Lessor shall reject such offer to purchase by notice given to Lessee not later than the 15the day prior to such termination date or (2) such termination date shall occur during an Extended Term of this Lease, this Lease shall terminate on such date, except with respect to obligations and liabilities of Lessee under this Lease, actual or contingent, which have arisen on or prior to such date, upon the payment by Lessee of all instalments of Basic Rent and all other sums then due and payable under this Lease to and including such date for termination; provided, that, if such date shall occur during the Primary Term, such rejection by Lessor shall be of no effect unless accompanied by the written consent thereto of the Mortgagee. Unless Lessor shall have rejected such offer to purchase by notice to Lessee given no later than the 15th day prior to such termination date, or if Lessor shall make such rejection without the consent of the Mortgagee, then Lessor shall be conclusively presumed to have accepted such offer to purchase and, if Lessee shall not be in default under this Lease on such termination date, Lessor shall transfer and convey the Leased Premises, or remaining portion thereof, if any, to Lessee or its designee upon the terms and provisions set forth in paragraph 16 and Lessor shall assign to Lessee or its designee all its right, title and interest in and to the Net Award or to the proceeds of any insurance payable in connection with such damage or destruction, as the case may be, against payment by Lessee of the purchase price therefor, together with all instalments of Basic Rent and all other sums then due and payable under this Lease to and including such date of termination.


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     (e) If (1) the Leased Premises or any portion thereof shall be damaged or destroyed by fire or other casualty which casualty is not sufficient to authorize or require that Lessee give notice of its intention to terminate this Lease as provide in paragraph 14(b), (2) a portion of the Leased Premises shall be taken in or by condemnation or other eminent domain proceedings pursuant to any law, general or special, which taking is not sufficient to authorize or require that Lessee give notice of its intention to terminate this Lease as provided in paragraph 14(b) or (3) the use or occupancy of the Leased Premises or any portion thereof shall be temporarily requisitioned by any governmental authority, civil or military, then this Lease shall, notwithstanding such casualty, taking or requisition, continue in full effect without abatement or reduction of Basic Rent, additional rent or other sums payable by Lessee hereunder, and Lessee shall, at its expense, rebuild, replace or repair any damage caused by such casualty, taking or requisition in conformity with the requirements of paragraph 12(a), so that, after the completion of such work, the Leased Premises shall be, as nearly as possible, in a condition as good as the condition thereof immediately prior to such casualty taking or requisition, except (in the case of any such requisition) for ordinary wear and tear. In the event of any such casualty, taking or requisition, Lessee shall be entitled to receive the insurance proceeds payable in connection with such casualty and the Net Award payable in connection with such taking or requisition. Insurance proceeds in excess of $25,000 payable for such casualty and the Net Award payable for such taking shall be paid to Lessee only on the basis of certificates of Lessee, signed by the President or any Vice President thereof, delivered to Lessor


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from time to time as such work progresses or is completed, each such certificate describing such work for which Lessee is requesting payment, the cost incurred by Lessee in connection therewith and stating that Lessee has not theretofore received payment for such work. Upon completion of such work, any remaining insurance or Net Award proceeds shall be paid to Lessee upon delivery to Lessor of a certificate of Lessee, signed by the President or any Vice President thereof, to the effect that such work has been completed and complies with the requirements of paragraph 12(a). If the cost of any such work required to be made by Lessee pursuant to this paragraph 14(c) shall exceed the amount of such insurance proceeds or the Net Award, the deficiency shall be paid by Lessee. No payments shall be made to Lessee pursuant to this paragraph 14(c) if any default shall have happened and be continuing under this Lease unless and until such default shall have been cured or removed.

     15. ECONOMIC ABANDONMENT. (a) So long as Lessee is not in default under this Lease, if the Leased Premises shall have become uneconomic or unsuitable for the continued use and occupancy in the business operations of Lessee, and any affiliate of Lessee, and if the Board of Directors of Lessee has determined that the use of the Leased Premises shall be discontinued during the period ending on the first anniversary of the date of the delivery of the notice hereinafter referred to in this paragraph is 15(a) or if, on or before such date of delivery, such use had already been discontinued, then lessee may notify Lessor of its intention to terminate this Lease (herein called the Replaced Lease) on the business day specified in such notice which occurs during the Primary Term and which is not less than 180 nor more than 210 days after the date of delivery of such notice (herein called the Substitution Date) but only if the following conditions shall have been satisfied on or before such date or termination:


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          (1)  Lessee, or its designee, shall have conveyed or caused to be conveyed to Lessor a parcel of land with buildings, structures and other improvements thereon (herein called the Substitute Property).

          (2) The Mortgagee and Lessor shall have received a Lease (herein called the Substitute Lease) covering the Substitute Property, identical in form and substance to the Replaced Lease (including, without limitation, identical provisions for the payment of rents from and after the Substitution Date and identical provisions for the payment of purchase prices provided for in the Replaced Lease), except (i) the Primary Term of the Substitute Lease shall commence on the Substitution Date and shall continue to and including the date specified in paragraph 5 of the Replaced Lease as the end of the Primary Term of the Replaced Lease,
     (ii) Schedule a thereto shall describe the Substitute Property; and
     (iii) such other non-substantive changes and modifications as the Mortgagee or its counsel may deem necessary or appropriate by reason of the transactions contemplated by this paragraph 15(a).

          (3) The Mortgagee and Lessor shall have received a supplement to the Assignment (herein called the Assignment Supplement), in form and substance satisfactory to the Mortgagee and its counsel, which Assignment Supplement shall (i) subject the Substitute Lease to the Assignment to the same extent as if the Substitute to Property had been originally described in Schedule A of the Assignment and the Substitute Lease had been in existence on the date of the execution and delivery of the Assignment, (ii) release the Replaced Lease from the Assignment, and (iii) make such other non-substantive changes and modifications in the Assignment as the Mortgagee or its counsel may deem necessary or appropriate by reason of the transactions contemplated by this paragraph 15(a).

          (4) The Mortgagee shall have received a supplement to the Mortgage (herein called the Mortgage Supplement), in form and substance satisfactory to the Mortgages and its counsel, which Mortgage Supplement shall subject the Substitute Property and the Substitute Lease to the lien of the Mortgage to the same extent as if the same had been describe in the Granting Clauses of the Mortgage on the date of the execution and delivery of the Mortgage, and which Mortgage Supplement shall make such other changes and modifications in the Mortgage as the Mortgagee or its counsel may deem necessary or appropriate by reason of the transactions, contemplated by this paragraph 15(a).


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          (5)  The Mortgagee shall have redeemed a certificate of Lessee, signed by a Vice President of Lessee, to the effect that (A) the fair market value of the Substitute Property (as certified by the appraiser referred to in subsection (7) below) is at least equal to greater of (i) the fair market value of the Replaced Property (as certified by such appraiser), or (ii) the then outstanding balance of the Allocable Portion of the Notes (as defined in the Mortgage), (B) the estimated remaining useful life of the Substitute Property (as certified by the appraiser referred to in subsection (7) below) is at least equal to the estimated remaining useful life of the Replaced Property (as certified by such appraiser) and (C) the Lessee has complied with the terms and provisions of paragraph 15(a) of the Replaced Lease.

          (6) The Mortgagee shall have received an appraisal of the Replaced Property and an appraisal of the Substitute Property which appraisals shall contain the fair market value of such properties and their estimated remaining useful lines. The appraisals shall be made at the expense of the Lessee and by appraisers selected by the Mortgagee.

          (7) The conditions set forth in Section 6 of the Note Agreement shall have been complied with, to the satisfaction of the Mortgagee and its counsel, on the Substitution Date with respect to the Substitute Property to the same extent as if the Substitution Date were the Closing Date (as defined in the Note Agreement) and the Substitute Property were the Replaced Property.

     Upon compliance by Lessee with the provisions of this paragraph 15(a) and payment by Lessee of all installments of Basic Rent and all other sums due under this Lease, Lessor shall transfer and convey the Leased Premises to Lessee, Lessor shall transfer and convey the Leased Premises to Lessee or its designee upon the terms and provisions of paragraph 16.

      (b) So long as Lessee is not in default under this Lease, if the Leased Premises shall have become uneconomic or unsuitable for the continued use and occupancy in the business operations of Lessee, and any affiliate of Lessee, and if the Board of Directors of Lessee has determined that the use of the Leased Premises shall be discontinued during the period not more than one year after the date of the delivery of the notice hereinafter referred to in this paragraph 15(b), or if such parties had on or before such date of delivery already discontinued such use, then Lessee may notify Lessor of its intention to terminate this Lease on any business day specified in such notice which occurs during the Primary Term and which is not less than 180 days after the date of delivery of such notice and is not earlier than January 1, 1998. Such termination date may be prior to January 1, 1998 if the Leased Premises shall


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

have become [illegible] or unsuitable for the [illegible] use and occupancy in the business operations of Lessee, and any affiliate of Lessee due to any legal requirement pursuant to, or promulgated in respect of, the California Environmental Quality Act of 1970. As part of said notice (in lieu of exercising its right of substitution pursuant to paragraph 15(a)), Lessee shall make an irrevocable offer to purchase the Leased Premises on such date of termination at a price determined in accordance with Schedule C hereto. Such notice and offer shall be accompanied by a certificate of Leases signed by the President or any Vice President thereof, to the effect that the Board of Directors of Lessee has determined that the Leased Premises have become uneconomic or unsuitable for the continued and occupancy in the business operation of Lessee, and any affiliate of Lessee, and to the further effort that Lessee, and any affiliate of either has discontinued such use of the Leased Premises or will discontinue such use within the period ending one year after the date of the delivery of such notice to Lessor. If lessor shall reject such offer to purchase by notice given to Lessee not later than the 60th day prior to such termination date, this Lease shall terminate on such termination date, except with respect to obligations and liabilities of Lessee under this Lease, actual or contingent which have arisen on or prior to such date upon payment by Lessee of the Basic Rent, additional rent and all other sums due and payable by it to and including such termination date; provided, that such rejection by Lessor shall be of no effect unless accompanied by the written consent thereto of the Mortgagee. Unless Lessor shall have rejected such offer to purchase by notice to Lessee given not later than the 60th day prior to such termination date or if Lessor makes such rejection without the consent of the Mortgagee, then Lessor shall be conclusively presumed to have accepted such offer to purchase, and on such termination date Lessor shall convey the Leased Premises to Lessee pursuant to paragraph 16, against payment by Lessee of the purchase price therefor, together


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

with all installments of Basic Rent, additional rent and all other sums then due under this Lease and unpaid to and including such termination date.
    (e) If Lessee shall give notice pursuant to paragraph 15(a) or 15(b) of its intention to terminate this Lease, whether or not Lessee shall have exercised its right to substitute a property pursuant to paragraph 15(a) or shall have made an offer to purchase the Leased Premises pursuant to paragraph 15(b) (and whether or not such offer to purchase was accepted or rejected by Lessor), neither Lessee, nor any affiliate of Lessee shall have the right thereafter to use the Leased Premises, directly or indirectly, in its business operations.

    16. PROCEDURE UPON PURCHASE. (a) In the event of the purchase of the Leased Premises or any part thereof by Lessee pursuant to any provision of this Lease, Lessor need not transfer and convey to Lessee or its designee any better title thereto than existed on the date of the commencement of this Lease, and Lessee shall accept such title, subject, however, to all liens, encumbrances, charges, exceptions and restrictions on, against or relating to the Leased Premises and to all applicable laws, regulations and ordinances, but free of the lien of the Mortgage and liens, encumbrances, charges, exceptions and restrictions which have been created by or resulted from acts of Lessor.

    (b) Upon the date fixed for any such purchase of the Leased Premises or portion thereof pursuant to any provision of this Lease, Lessee shall pay to Lessor at its address set forth above, or at any other place designated by Lessor, the purchase price therefor specified herein, and Lessor shall there deliver to Lessee (i) a deed which describes the Leased Premises or portion thereof then being sold to Lessee and which conveys and transfers the title thereto described in paragraph 16(a), together with (ii) such other instruments as


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

shall be necessary to transfer to Lessee or its assignee any other property then required to be sold by Lessor pursuant to this Lease. Lessee shall pay all charges incident to such conveyance and transfer, including counsel fees, escrow fees, recording fees, title insurance premiums and all applicable federal, state and local taxes (other than any income or franchise taxes levied upon or assessed against Lessor) which may be incurred or imposed by reason of such conveyance and transfer and by reason of the delivery of said deed and other instruments. Upon the completion of such purchase, but not prior thereto (whether or not any delay in the completion of, or the failure to complete, such purchase shall be the fault of Lessor), this Lease and all obligations hereunder (including the obligations to pay Basic Rent and additional rent) shall terminate with respect to the Leased Premises, except with respect to obligations and liabilities of Lessee, actual or contingent, under this Lease which arose on or prior to such date of purchase.

    17. ASSIGNMENT AND SUBLETTING. (a) Without the consent of Lessor, Lessee may sublet any part of the Leased Premises and may sublet to a franchisee of Lessee the entire Leased Premises and may assign all its rights and interests under this Lease to the successor or surviving corporation of a corporate merger or consolidation of Lessee and may assign all its right, title and interests under this Lease to a corporation in which Lessee owns at least 51% of the stock entitled to vote for the election of directors of such corporation and with the consent of Lessor (which consent will not be reasonably withheld) may sublet the entire Leased Premises or assign all its rights and interests under this Lease, provided, that each such sublease shall expressly be made subject to the provisions of this Lease. If Lessee assigns all its rights and interests under this Lease, the assignee under such assignment shall expressly assume all the obligations


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


of Lessee hereunder - in a written instrument delivered to Lessor at the time of such assignment. No assignment or sublease made as permitted by this paragraph 17 shall affect or reduce any of the obligations of Lessee hereunder, and all such obligations shall continue in full effect as obligations of a principal and not as obligations of a guarantor or surety, to the same extent as though no assignment or subletting had been made. No sublease or assignment made as permitted by this paragraph 17 shall impose any obligations on Lessor or otherwise affect any of the rights of Lessor under this Lease. Neither this Lease nor the term hereby demised shall be mortgaged by Lessee, nor shall Lessee mortgage or pledge the interest of Lessee in and to any sublease of the Leased Premises or the rentals payable thereunder. Any such mortgage, pledge, sublease or assignment made in violation of this paragraph 17 shall be void. Lessee shall, within 10 days after the execution and delivery of any such assignment, deliver a conformed copy thereof to Lessor, and within ten days after the execution and delivery of any such sublease, Lessee shall give notice to Lessor of the existence and term hereof, and of the name and address of the sublessee thereunder.

     (b) Lessee will keep and perform all covenants, terms and conditions set forth in the subsurface oil and gas leases set forth in Schedule A hereto, if any, which covenants, terms and conditions are to be kept and performed by the lessor thereunder, and will pay and indemnify and save Lessor harmless from, any and all liability, damage, expense, causes of action, suits, claims or judgements arising from the failure of Lessee to keep or perform any such covenants, terms or conditions.

     18. PERMITTED CONTESTS. Lessee shall not be required to (i) pay any tax, assessment, levy, fee, rent or charge referred to in paragraph 8(a), (ii) comply with any statute, law, rule, barrier, regulation or ordinance referred to in paragraph 8(b) or any order, rule or regulation of the National Fire Protection Association referred to in paragraph 12(a) or other


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

body exercising similar functions, (iii) discharge or remove any lien, encumbrance or charge referred to in paragraph 9 or 12(a), or (iv) obtain any waivers or settlements or make any change or take any action with respect to any encroachment, hindrance, obstruction, violation or impairment referred to in paragraph 11(b), so long as Lessee shall contest, in good faith and at its expense, the existence, the amount or the validity thereof, the amount of the damages caused thereby, or the extent of its liability therefor, by appropriate proceedings (or, in the case of non-compliance with regulations of the National Fire Protection Association or said other body exercising similar functions, in accordance with the rules of said Association or said body) which shall operate during the pendency thereof to prevent (i) the collection of, or other realization upon, the tax, assessment, levy, fee, rent or charge or lien, encumbrances or charge so contested, (ii) the sale, forfeiture or loss of the Leased Premises, or any part thereof, or the Basic Rent or any additional rent, or any portion thereof, to satisfy the same or to pay any damages caused by the violation of any such statute, law, rule, order, regulation or ordinance or by any such encroachment, hinderance, obstruction, violation, or impairment, (iii) any interference with the use or occupancy of the Leased Premises or any part thereof, and (iv) any interference with the payment of the Basic Rent or any additional rent, or any portion thereof. While any such proceedings are pending, Lessor shall not have the right to pay, remove or cause to be discharged the tax, assessment, levy, fee, rent or charge or lien, encumbrance or charge thereby being contested. Lessee further agrees that each such contest shall be promptly prosecuted to a final conclusion. Lessee will pay, and save Lessor harmless against, any and all losses, judgments, decrees and costs (including all reasonable attorneys' fees and expenses) in connection with any such contest and will, promptly after the


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final settlement, compromise or determination or such contest, fully pay and discharge the amounts which shall be levied, assessed, charged or imposed or be determined to be payable therein or in connection therewith, together with all penalties, fines, interests, costs and expenses thereof or in connection therewith, and perform all acts the performance of which shall be ordered or decreed as a result thereof. No such contest shall subject Lessor or the Mortgagee to the risk of any material civil liability or the risk of any criminal liability, and Lessee shall give such reasonable security to Lessor and the Mortgagee as may be demanded by Lessor or the Mortgagees to insure compliance with the foregoing provisions of this paragraph 18.

     19. CONDITIONAL LIMITATIONS; DEFAULT PROVISION. (a) Any of the following occurrences or acts shall constitute an event of default under this
Lease: (i) if Lessee, at any time during the continuance of this Lease (and regardless of the pendency of any bankruptcy, reorganization, receivership, insolvency or other proceedings, in law, in equity, or before any administrative tribunal, which have or might have the effect of preventing Lessee from complying with the terms of this Lease), shall (1) fail to make any payment of Basic Rent, additional rent or other sum herein required to be paid by Lessee and Lessee shall fail to make any such payment, for a period of five days after delivery by Lessor of notice to Lessee that any such payment has become due, or (2) fail to observe or perform any other provision hereof for 30 days after Lessor shall have delivered to Lessee notice of such failure (provided, that in the case of any default referred to in this clause
(2) which cannot with diligence be cured within such 30-day period, if Lessee shall proceed promptly to cure the same and thereafter shall prosecute the curing of such default with


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

diligence, then upon receipt by Lessor of a certificate from the President or a Vice President of Lessee stating the reason that such default cannot be cured within 30 days and stating that Lessee is proceeding with diligence to cure such default, the time within which such failure may be cured shall be extended for such period as may be necessary to complete the curing of the same with diligence); or (ii) if Lessee shall file a petition in bankruptcy or for reorganization or for an arrangement pursuant to any present or future federal or state law, or shall be adjudicated a bankrupt or insolvent or shall make an assignment for the benefit of its creditors or shall admit in writing its inability to pay its debts generally as they become due, or if a petition or answer proposing the adjudication of Lessee as a bankrupt or its reorganization under any present or future federal or state bankruptcy law or any similar federal or state law shall be filed in any court and such petition or answer shall not be discharged or denied within 120 days after the filing thereof, or (iii) if a receiver, trustee or liquidator of Lessee or of all or substantially all of the assets of Lessee or of the Leased Premises shall be appointed in any proceeding brought by Lessee, or if any such receiver, trustee or liquidator shall be appointed in any proceeding brought against Lessee and shall not be discharged within 120 days after such appointment, or if Lessee shall consent to or acquiesce in such appointment, or (iv) if the Lease Premises shall have been abandoned.

         (b) If an event of default shall have happened and be continuing, Lessor shall have the right at its election, then or at any time thereafter while such event of default


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

shall continue, to give Lessee notice of Lessor's intention to terminate the term of this Lease on a date specified in such notice. Upon the giving of such notice, the term of this Lease and the estate hereby granted shall expire and terminate on such date as fully and completely and with the same effect as if such date were the date hereinbefore fixed for the expiration of the term of this Lease, and all rights of Lessee hereunder shall expire and terminate, but Lessee shall remain liable as hereinafter provided.

         (c) If an event of default shall have happened and be continuing, Lessor shall have the immediate right, whether or not the term of this Lease shall have been terminated pursuant to paragraph 19(b), to re-enter and repossess the Leased Premises or any part thereof by force, summary proceedings, ejectment or otherwise and the right to remove all persons and property therefrom. Lessor shall be under no liability for or by reason of any such entry, repossession or removal. No such re-entry or taking of possession of the Leased Premises by Lessor shall be construed as an election on Lessor's part to terminate the term of this Lease unless a notice of such intention be given to Lessee pursuant to paragraph 19(b), or unless the termination of this Lease be decreed by a court or of competent jurisdiction.

         (d) At any time or from time to time after the repossession of the Leased Premises or any part thereof pursuant to paragraph 19(c), whether or not the term of this Lease shall have been terminated pursuant to paragraph 19(b), Lessor may (but shall be under no obligation to) relet the Leased Premises or any part thereof for the account of Lessee, in the name of


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

Lessee or Lessor or otherwise, without notice to Lessee, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Lease) and on such conditions (which may include concessions or free rent) and for such use as Lessor, in its absolute discretion, may determine, and Lessor may collect and receive any rents payable by reason of such reletting. Lessor shall not be responsible or liable for any failure to relet the Leased Premises or any part thereof or for any failure to collect any rent due upon any such reletting.

         (e) No expiration or termination of the term of this Lease pursuant to paragraph 19(b), by operation of law or otherwise, and no repossession of the Leased Premises or any part thereof pursuant to paragraph 19(c) or otherwise, and no reletting of the Leased Premises or any part thereof pursuant to paragraph 19(d), shall relieve Lessee of its liabilities and obligations hereunder, all of which shall survive such expiration, termination, repossession or reletting.

         (f) In the event of any expiration or termination of this Lease or repossession of the Leased Premises or any part thereof by reason of the occurrence of an event of default, Lessee will pay to Lessor the Basic Rent, additional rent and other sums required to be paid by Lessee to and including the date of such expiration, termination or repossession; and, thereafter, Lessee shall, until the end of what would have been the term of this Lease in the absence of such expiration, termination or repossession, and whether or not the Leased Premises or any part thereof shall have been relet, be liable to Lessor for, and shall pay to Lessor, as liquidated and


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agreed current damages: (i) the Basic Rent, additional rent and other sums which would be payable under this Lease by Lessee in the absence of such expiration, termination or repossession, less (ii) the net proceeds, if any, of any reletting effected for the account of Lessee pursuant to paragraph 19(d), after deducting from such proceeds all Lessor's expenses in connection with such reletting (including, without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, employees' expenses, alteration costs and expenses of preparation for such reletting). Lessee will pay such current damages on the days on which the Basic Rent would have been payable under this Lease in the absence of such expiration, termination or repossession, and Lessor shall be entitled to recover the same from Lessee on each such day.

     (g) At any time after any such expiration or termination of this Lease or repossession of the Leased Premises or any part thereof by reason of the occurrence of an event of default, whether or not Lessor shall have collected any current damages pursuant to paragraph 19(f), Lessor shall be entitled to recover from Lessee, and Lessee will pay to Lessor on demand, as and for liquidated and agreed final damages for Lessee's default and in lieu of all current damages beyond the date of such demand (it being agreed that it would be impracticable or extremely difficult to fix the actual damages), an amount equal to the excess, if any, of (d) the Basic Rent, additional rent and other sums which would be payable under this Lease from the date of such demand (or, if it be earlier, the date to which Lessee shall have satisfied in full its obligations under paragraph 19(f) to pay current damages) for


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

what would be the then expired term of this Lease in the absence of such expiration, termination or repossession over (b) the then fair net rental value of the Leased Property for the same period, both discounted at a rate per annum equal to the discount rate of the Federal Reserve Bank of San Francisco on the date of such demand plus 1%. If any statute or rule of law shall validly limit the amount of such liquidated final damages to less than the amount above agreed upon, Lessor shall be entitled to the maximum amount allowable under such statute or rule of law.

     (b) The words "enter", "re-enter" or "re-entry", as used in this paragraph 19, are not restricted to their technical meaning.

     20. ADDITIONAL RIGHTS OF LESSOR. (a) No right or remedy herein conferred upon or reserved to Lessor is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute. The failure of Lessor to insist at any time upon the strict performance of any covenant or agreement or to exercise any option, right, power or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. A receipt by Lessor of any Basic Rent, any additional rent or any other sum payable hereunder with knowledge of the breach of any covenant or agreement contained in this Lease shall not be deemed a waiver of such breach, and no waiver by Lessor of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Lessor. In addition


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

to other remedies provided in this Lease, Lessor shall be entitled, to the extent permitted by applicable law, to injunctive relief in case of the violation, or attempted or threatened violation, of any of the covenants, agreements, conditions or provision of this Lease, or to a decree compelling performance of any of the covenants, agreements, conditions or provisions of this Lease, or to any other remedy allowed to Lessor at law or in equity.

     (b) Lessee hereby waives and surrenders for itself and all those claiming under it, including creditors of all kinds, (i) any right and privilege which it or any of them may have under any present or future constitution, statute or rule of law to redeem the Leased Properties or to have a continuance of this Lease for the term hereby demised after termination of Lessee's right of occupancy by order or judgment of any court or by any legal process or writ, or under the terms of this Lease, or after the termination of the term of this Lease as herein provided, and (ii) the benefits of any present or future constitution, statute or rule of law which exempts property from liability for debt or for distress for rent.

     (c) In the event Lessee shall be in default in the performance of any of its obligations under this Lease, and an action shall be brought for the enforcement thereof in which it shall be determined that Lessee was in default, Lessee shall pay to Lessor all the expenses incurred in connection therewith including reasonable attorneys' fees. In the event Lessor shall, without fault on its part, be made a party to any litigation commenced against Lessee, if Lessee, at its expense, shall fail to provide Lessor with counsel approved


                                       34

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

by Lessor, Lessee shall pay all costs and reasonable attorneys' fees incurred or paid by Lessor in connection with such Litigation.

     21. NOTICES, DEMANDS AND OTHER INSTRUMENTS. All notices, demands, requests, consents, approvals and other instruments required or permitted to be given pursuant to the terms of this Lease shall be in writing and shall be deemed to have been properly given if (a) with respect to Lessee, sent by registered mail, postage prepaid, addressed to Lessee at its address first above set forth, and (b) with respect to Lessor, sent by registered mail postage prepaid addressed to Lessor at its address first above set forth. Lessor and Lessee shall each have the right from time to time to specify as its address for purposes of this Lease any other address in the United States of America upon giving 15 days' notice thereof, similarly given, to the other party.

     2. ESTOPPEL CERTIFICATE. Lessee will, at any time and from time to time, upon not less than 20 days' prior request by Lessor, execute, acknowledge and deliver to Lessor a statement in writing, executed by the President or any Vice President of Lessee, certifying that this Lease is unmodified and in full effect (or, if there have been modifications, that this Lease is in full effect as modified, and setting forth such modifications) and the dates to which the Basic Rent, additional rent and other sums payable hereunder have been paid, and either stating that to the knowledge of the signer of such certificate no default exists hereunder or specifying each such default of which the signer may have knowledge; it being intended that any such statement by Lessee may be


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

relied upon by the Mortgagee or by any prospective purchaser of the Leased Premises.

     23. LESSEE'S OPTION TO PURCHASE. So long as Lessee is not in default under this Lease, Lessee shall have an option to purchase the Leased
Premises on December 31, 1997 at a price equal to the fair market value of the Leased Premises on such date of purchase. Lessee shall exercise such option to purchase by delivering notice to Lessor at least 210 days prior to such date of purchase. Such notice shall state that Lessee is exercising its option to purchase the Leased Premises pursuant to this paragraph 23 and the date such purchase is to occur. On such date of purchase, Lessor shall convey the Leased Premises to Lessee pursuant to paragraph 16 against payment by Lessee of the purchase price therefor, together with all installments of Basic Rent, all additional rent and all other sums then due and payable under this Lease to and including such date of purchase. If Lessee and Lessor cannot agree on the fair market value of the Leased Premises, Lessee and Lessor shall each appoint an appraiser. The two appraisers so appointed shall appoint a third appraiser. If the three appraisers do not agree on the fair market value of the Leased Premises, the fair market value shall be the average of the three appraisals. In determining the fair market value of the Leased Premises, the three appraisers shall consider the value of the Leased Premises as encumbered by this Lease including any unexercised remaining Extended Terms.

     24. NO MERGER. There shall be no merger of this Lease or of the leasehold estate hereby created with the fee estate in the Leased Premises or any part thereof by reason of the fact that the same persons may acquire or hold, directly or indirectly, this Lease or the leasehold estate hereby created or any interest in this Lease or in such leasehold estate as well as the fee estate in the Leased Premises or any interest in such fee estate.

     25. SURRENDER. Upon the expiration or earlier termination of this Lease, Lessee shall peaceably leave and surrender the Leased Premises to Lessor in the same condition in which the Leased Premises were originally received from Lessor at the commencement of this Lease, except as repaired, rebuilt, restored, altered, or added to as permitted or required by any provision of this Lease and except for ordinary wear and tear. Lessee shall remove from the Leased Premises on or prior to such expiration or earlier termination all property situated thereon which is not owned by Lessor, and, at its expense, shall, on or prior to such expiration or earlier termination, repair any damage caused by such removal. Property not so removed shall become the property of Lessor, and Lessor may thereafter cause such property to be removed from the Leased Premises and disposed of, but the cost of any such removal and disposition and the cost of repairing any damage caused by such removal shall be borne by Lessee.

     26. SEPARABILITY. Each and every covenant and agreement, contained in this Lease is, and shall be construed to be, a separate and independent covenant and agreement, and the breach of any such covenant or agreement by Lessor shall not discharge or relieve Lessee from its obligations to perform the same. If any term or provision of this Lease or the application thereof to any person or circumstances shall to any extent be invalid and unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and shall be enforced to the extent permitted by law.

    27. BINDING EFFECT. All of the covenants, conditions and obligations contained in this Lease shall be binding upon and inure to the benefit of the respective successors and assigns of Lessor and Lessee to the same extent as if each such successor and assign were in each case named as a party to this Lease. This Lease may not be changed, modified or discharged except by a writing signed by Lessor and Lessee.

    28. TABLE OF CONTENTS; HEADINGS. The table of contents and the headings to the various paragraphs of this Lease have been inserted for convenient reference only and shall not to any extent have the effect of modifying, amending or changing the expressed terms and provisions of this Lease.

    29. GOVERNING LAW. This Lease shall be governed by and interpreted under the laws of the state in which the Leased Premises are located.

    30. SCHEDULES. The following are Schedules A, B and C referred to in this Lease.

                                   SCHEDULE B

                       BASIC RENT PAYMENTS AND LESSOR'S COST
                       -------------------------------------


Column 1                      Column 2                    Column 3                            Column 4               Column 5
--------                      --------                    --------                            --------               --------
Short Desig-                  Amount of       Amount of each instalment of Basic       Amount of each instal-       Original
nation of the                 Basic Rent      Rent payable in advance on January       ment of Basic Rent pay-      to Lessor
Leased Prem-                  payable in      1, 1973 and thereafter on the 1st        able in advance on the       acquiring the
ises as Set                   arrears on      day of each July and January occur-      1st day of each January      Leased Prem-
Forth in                      December        ring during the Primary Term to and      and July occurring to and    ises (herein
Schedule A                    31, 1972        including July 1, 1997.                  including July 1, 2012.      called Les-
                                                                                                                    sor's Cost).
---------------------------------------------------------------------------------------------------------------------------------

1. Phoenix, Arizona           $4,111.92                   $15,067.50                          $7,350.00               $294,000
2. Scottsdale, Arizona         4,587.45                    16,810.00                           8,200.00                328,000
3. Independence, Missouri      4,615.42                    16,912.50                           8,250.00                330,000
4. Raytown, Missouri           4,153.88                    15,221.25                           7,425.00                297,000


                                   SCHEDULE C

    1. Upon the purchase of the Leased Premises pursuant to paragraph 14(b) or 15(b) of this Lease, the purchase price payable shall be an amount equal to the sum of (i) Lessor's Cost (as set forth in Schedule B), multiplied by a fraction, the denominator of which fraction shall be 10,000,000 and the numerator of which fraction shall be the applicable amount set forth in Column 2 below opposite the period in which such purchase occurs (period 1 being the period commencing with the first day of the Primary Term and ending on and including June 30, 1972 and each succeeding period being the following six month period of the Primary Term); and (ii) if such date of purchase is not a Basic Rent Payment Date, interest at the rate of 9 1/2% per annum (computed as if each full calendar year consists of 360 days and each full calendar month consists of 30 days) on the amount determined as provided in clause (i) above for the period beginning on the Basic Rent Payment Date immediately preceding such date of purchase (or if there is no Basic Rent Payment Date preceding such date of purchase, beginning on the first day of the Interim Term) and ending on and including such date of purchase:


         Column 1                             Column 2

Period in which Purchase Occur            Applicable Amount
------------------------------            -----------------
      Interim Term                          10,000,000.00
            1                                9,497,136.97
            2                                9,445,387.95
            3                                9,391,180.85
            4                                9,334,398.91
            5                                9,274,919.83
            6                                9,212,615.49
            7                                9,147,351.70
            8                                9,078,987.88
            9                                9,007,376.77
           10                                8,932,364.14


Period in which Purchase Occur            Applicable Amount
------------------------------            -----------------
           11                                8,853,788.41
           12                                8,771,480.33
           13                                8,685,262.62
           14                                8,594,949.56
           15                                8,500,346.63
           16                                8,401,250.06
           17                                8,297,446.41
           18                                8,188,712.08
           19                                8,074,812.87
           20                                7,955,503.45
           21                                7,830,526.83
           22                                7,699,613.82
           23                                7,562,482.45
           24                                7,418,837.34
           25                                7,268,369.08
           26                                7,110,753.58
           27                                6,945,651.35
           28                                6,772,706.76
           29                                6,591,547.30
           30                                6,401,782.77
           31                                6,203,004.42
           32                                5,994,784.10
           33                                5,776,673.31
           34                                5,548,202.26
           35                                5,308,678.84
           36                                5,058,187.55
           37                                4,795,588.43
           38                                4,520,515.85
           39                                4,232,377.32
           40                                3,930,552.21
           41                                3,414,390.41
           42                                3,283,210.92
           43                                2,936,300.41
           44                                2,572,911.65
           45                                2,192,261.92
           46                                1,793,531.33
           47                                1,375,861.04
           48                                  938,351.41
           49                                  480,060.07
           50                                        0.00


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                                      151